UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 3, 2008

CHINA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-119034	98-0432681
(Commission File Number)	(IRS Employer Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 86-10-6586-4770

Mailing Address
8E-C2, Global Trade Mansion, No.9A, GuangHua Rod, Chaovan District, Beijing PR China 100020
Issuer’s telephone Number: 86-10-6586-4770 and Facsimile: 86-10-6586-4790

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Rick A. Werner, Esq.
Haynes and Boones, LLP
153 East 53rs Street, Suite 4900
New York, New York 10022-4636
Phone: (212) 659 - 7300
Fax: (212) 884 - 8234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On February 1, 2008, China Holdings, Inc. (the “Company”) entered into a Marketing Services Agreement with Wall Street Reporter Inc. (“WSR”) pursuant to which WSR will provide the Company with various investor relations and marketing services, such as conferences, interviews and press releases, for a term of one year.  In exchange for these services, the Company has agreed to pay WSR a fee comprised of $9,500 cash and four million (4,000,000) restricted shares of the Company’s common stock.

This Item 1.01 is qualified in its entirety by reference to the Marketing Services Agreement, which is furnished as Exhibit 10.1 and incorporated herein by reference.  See also Item 3.02 of this report.  The information in Item 3.02 of this report is incorporated in this Item 1.01 by reference.

Item 3.02                     Unregistered Sales of Equity Securities.

On February 1, 2008, the Company agreed to issue four million (4,000,000) restricted shares of the Company’s common stock, par value $.001 per share, pursuant to the Marketing Services Agreement described in Item 1.01 above.  The Company issued the restricted shares in reliance upon the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, as a sale not involving any public offering. The sale of these shares of common stock was not registered under the Securities Act and the shares may not be sold absent registration or an applicable exemption from registration requirements.

Item 4.01                     Changes in Registrant’s Certifying Accountant.

(b) Engagement of new independent accountant.

On January 29, 2008, the Company engaged Sherb & Co. LLP (“Sherb & Co.”) to serve as independent auditors for the Company and its subsidiaries.

During the Company’s two most recent fiscal years and the subsequent interim period through January 29, 2008, neither the Company nor anyone on its behalf consulted Sherb & Co. regarding (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2008, the Company filed a Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State to increase the number of authorized shares of common stock of the Company, par value $.001 per share, from one billion (1,000,000,000) to two billion (2,000,000,000) shares.

This Item 5.03 is qualified in its entirety by reference to the Certificate of Amendment, which is furnished as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation.
10.1	Marketing Services Agreement dated February 1, 2008 between China Holdings, Inc. and Wall Street Reporter Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA HOLDINGS, INC.

Date: February 1, 2008	By:	/s/ Julianna Lu
Julianna Lu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation.
10.1	Marketing Services Agreement dated February 1, 2008 between China Holdings, Inc. and Wall Street Reporter Inc.

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